UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

Westlake Chemical Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 960-9111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 31, 2016, Westlake Chemical Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the previously announced acquisition of Axiall Corporation (“Axiall”). The Initial 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The Initial 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Axiall as of December 31, 2015 and December 31, 2014, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2015, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Axiall as of June 30, 2016 and December 31, 2015, and the related unaudited condensed consolidated statements of operations and cash flows for the three and six months ended June 30, 2016 and June 30, 2015, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 and the related pro forma condensed combined statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015, and the notes related thereto, that give effect to the acquisition are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP (consent of independent registered public accounting firm of Axiall).

99.1	Audited consolidated financial statements of Axiall as of and for the period ended December 31, 2015 (incorporated by reference to Exhibit 99.1 to Axiall’s Current Report on Form 8-K filed on August 30, 2016).

99.2	Unaudited condensed consolidated financial statements of Axiall as of June 30, 2016 and for the three and six month periods ended June 30, 2016 and June 30, 2015 (incorporated by reference to Item 1. of Axiall’s Quarterly Report on Form 10-Q filed on August 9, 2016).

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2016 and condensed combined statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015 that give effect to the acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Westlake Chemical Corporation

Date: September 8, 2016	By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit

23.1	Consent of Ernst & Young LLP (consent of independent registered public accounting firm of Axiall).

99.1	Audited consolidated financial statements of Axiall as of and for the period ended December 31, 2015 (incorporated by reference to Exhibit 99.1 to Axiall’s Current Report on Form 8-K filed on August 30, 2016).

99.2	Unaudited condensed consolidated financial statements of Axiall as of June 30, 2016 and for the three and six month periods ended June 30, 2016 and June 30, 2015 (incorporated by reference to Item 1. of Axiall’s Quarterly Report on Form 10-Q filed on August 9, 2016).

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2016 and condensed combined statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015 that give effect to the acquisition.